April 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, climate change and extreme weather; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $17.5 Billion Gross Loans: $ 8.6 Billion Total Deposits (Including Repos):$15.1 Billion Total Equity: $ 2.1 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 4/15/2022 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2021 Bank Accomplishments & Ratings 180 Consecutive Quarters of Profitability 130 Consecutive Quarters of Cash Dividends Ranked #4 Forbes, 2022 Best Banks in America (January 2022) Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report (most recent) Five Star Superior Rating 47 Consecutive Quarters Fitch Rating BBB+ (July 2021) One of the 10 largest bank holding companies in CA

65 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (Closed January 7, 2022)

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

Q1 2022 Financial Highlights Profitability ROATCE = 13.08% ROAA = 1.06% NIM = 2.90% Efficiency Ratio excluding Acq. Exp. = 42.4% Income Statement Q1 Net Income = $45.6 million Acquisition Expense = $5.6 million Q1 Diluted EPS =$0.31 Balance Sheet Growth ~ 8% annualized core loan growth ~ 6% growth in core non-interest bearing deposits ~ $0.8 billion acquired Suncrest loans ~ $1.2 billion deposits from Suncrest acquisition ~ $0.9 billion increase in investment portfolio quarter-over-quarter Asset Quality Net recoveries (charge-offs) = ($5K) NPA/TA = 0.08% (NPA = $13.3 million) Classified loans = $64 million or 0.75% of total loans ACL = $76.1 million or 98% of NPL and classified loans Capital SCB acq. 8.6 million shares ~ $197 million Share buyback ~ 3 million shares ~ $70 million CET1 Ratio = 13.6% Total Risk-Based Ratio = 14.4%

Selected Ratios 2019 2020 2021 Q1’21 Q4’21 Q1’22 ROATCE 17.56% 14.25% 15.93% 19.85% 13.89% 13.08% NIM 4.36% 3.59% 2.97% 3.18% 2.79% 2.90% Cost of Funds 0.24% 0.13% 0.05% 0.07% 0.03% 0.03% Efficiency Ratio 40.16% 41.40% 41.09% 40.26% 41.80% 46.93% NIE % Avg. Assets 1.76% 1.49% 1.24% 1.32% 1.19% 1.36% NPA % Total Assets 0.09% 0.12% 0.04% 0.10% 0.04% 0.08% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.00% 0.04% 0.03% 0.00% 0.00% CET1 Ratio 14.8% 14.8% 14.9% 14.9% 14.9% 13.6% Total Risk-Based Capital Ratio 16.0% 16.2% 15.6% 16.1% 15.6% 14.4% Performance Credit Quality Capital

Pretax-Pre Provision Income PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Annual Quarterly ($ in Millions)

Net Interest Income and NIM ($ in Millions)

Quality Loan Growth ($ in Millions) 5% Core Loan Growth $7,395

Core Loan Growth CRE +$293 5% growth C&I + $87 11% growth Other ($56) D&L and Agribus. +$16 SFR Flat ($ in Millions) Q1 2022 vs Q1 2021 8% core growth (annualized)

Line Utilization Trends Total D&L C&I

Credit Quality * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion Remaining loan fair value credit discounts — Non-PCD $18.6MM (1)

Asset Sensitive Balance Sheet 47% of earning assets combined between Federal Reserve balance and investment portfolio > 60% of Banks funding from Noninterest-bearing deposits CVBF’s Cost of Funds increased from 9bps to 17bps from 2014 to end of 2018, compared to a 225bps increase in Fed Funds Rate * Source: December 31, 2021 10K At March 31, 2022 Noninterest-bearing Deposits $9.1B > Loans $8.6B

$3.65 Billion *Available For Sale Yield on securities portfolio = 1.70% for the 1st Quarter 2022 High Quality Securities Portfolio* - $6.0 Billion $2.36 Billion *Held to Maturity Yield on securities represents the fully taxable equivalent Quarterly projected cash flow from portfolio ~ $200 million

Cost of Deposits Cost of Funds = 3 bps * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA.

2022 Share Repurchase Program ASR $70 million (~ 80% upfront 2,544K shares) 10b5-1 Stock Repurchases (536K shares) Repurchase Program up to 10 Million Shares Q1 2022 Impact of Suncrest Acquisition and Share Repurchase Program on CVBF Common Stock

Strong Capital Ratios $778MM $700MM $541MM $413MM * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA.

Dividends – 130 Consecutive Quarters 130 Consecutive Quarters More than 30 years of cash dividends since 1989 * Dividend payout ratio calculated on per share basis.

Suncrest Bank Merger/Integration Timeline January 7, 2022 February 18, 2022 April-May 2022 June 2022 Merger Completed Systems Conversion Consolidation of two center locations Acquisition Fully Integrated Merger Consideration: ($ in Millions) 8.6MM Shares issued $197 Cash 40 Aggregate Consideration$237 Loans Acquired (Fair Value)$ 766 Deposits assumed$1,183 Loans Acquired (Fair Value) Total Loan Discount-1.5% Non-PCD Loans70% PCD Loans30% Non-PCD Net Loan Premium0.3% Non-PCD Loan Credit Discount-1.5% PCD Net Loan Discount-5.4% PCD Loan Credit Discount-3.6% Q1Acquisition Expense $5.6MM Prov. for Credit Losses 1/7/22 $4.9MM

Q1 2022 Allowance by Portfolio CECL Update Highlights Net provision of $2.5M in Q1 2022 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 12/31/2021 3/31/2022 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $6.7 0.8% $6.8 0.7% $0.1 -0.1% SBA $2.7 0.9% $2.8 0.9% $0.1 0.0% Real estate:   Commercial RE $50.9 0.9% $57.8 0.9% $6.9 0.0% Construction $0.8 1.2% $1.0 1.3% $0.2 0.1% SFR Mortgage $0.2 0.1% $0.2 0.1% $0.0 0.0% Dairy & livestock $3.0 0.8% $6.7 2.3% $3.7 1.5% Municipal lease $0.1 0.2% $0.2 0.2% $0.1 0.0% Consumer and other $0.6 0.8% $0.6 0.7% $0.0 -0.1% Sub Total (Excluding PPP) $65.0 0.8% $76.1 0.9% $11.1 0.1%   PPP $0.0 0.0% $0.0 0.0% $0.0 0.0% Total $65.0 0.8% $76.1 0.9% $11.1 0.1% Key Economic Assumptions – Weighted Forecast FY’22 FY’23 FY’24 GDP % Change 2.6% 1.3% 3.0% Unempl. Rate 4.3% 5.2% 4.7%

Loans by Type CRE $6.47B C&I $0.92B Other $1.20B

(000s) # of Center Locations (3/31/22) Average Loans per Location Total Loans (3/31/22) % Los Angeles County 21 $154,562 $ 3,245,794 37.8% Central Valley and Sacramento 17 122,895 2,089,216 24.3% Orange County 10 106,147 1,061,468 12.4% Inland Empire (Riverside & San Bernardino Counties) 10 96,502 965,023 11.2% Central Coast 5 89,770 448,851 5.2% San Diego 2 153,343 306,686 3.6% Other California 140,853 1.6% Out of State 333,793 3.9% Total 65 $132,180 $ 8,591,684 100.0% Loans by Region

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2022 2021 2020 2019 2018 2017 2016 or earlier Industrial $ 2,131 50% 51% $ 1,485 6% 23% 14% 9% 10% 11% 27% Office 1,097 23% 56% 1,606 5% 16% 20% 12% 8% 10% 29% Retail 924 9% 49% 1,607 4% 21% 15% 9% 11% 8% 32% Multi-Family 712 1% 51% 1,461 5% 22% 23% 14% 11% 5% 20% Other 695 52% 48% 1,283 3% 22% 12% 13% 12% 8% 30% Farmland 505 98% 46% 1,353 4% 18% 27% 12% 7% 10% 22% Medical 320 35% 59% 1,469 2% 18% 14% 7% 10% 9% 40% Hospitality 87 20% 45% 2,893 0% 8% 11% 25% 13% 12% 31% Total $ 6,471 37% 51% $ 1,490 5% 20% 17% 11% 10% 9% 28%

C&I by Industry Includes Accommodation and Food Services ($10MM or 1% of C&I loans) Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 191 21% Manufacturing 143 15% Wholesale Trade 110 12% Construction 87 9% Health Care and Social Assistance 51 6% Arts, Entertainment, and Recreation 47 5% Retail Trade 42 5% Professional, Scientific, and Technical Services 36 4% Transportation and Warehousing 33 4% Other* 185 19% Total $ 925 100%

Loan Interest Income ($ in Millions)

Relationship-Centered Deposit Base At March 31, 2022 Noninterest-bearing Deposits $9.1B > Loans $8.6B

Deposits by Region (000s) # of Center Locations (3/31/22) Total Deposits (12/31/21) Total Deposits (3/31/22) Average Deposits per Center (3/31/22) Los Angeles County 21 $ 5,875,749 $ 5,785,682 $ 275,509 Inland Empire (Riverside & San Bernardino Counties) 10 3,788,138 4,118,552 411,855 Orange County 10 1,904,389 1,897,164 189,716 Central Valley and Sacramento 17 1,547,732 2,742,561 161,327 Central Coast 5 421,270 447,695 89,539 San Diego 2 73,702 94,603 47,301 Other 7,850 431 Total 65 $ 13,618,830 $ 15,086,687 $ 232,103 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.03% 0.03%

Digital and Technology Solutions Leveraging technology, digital transformation and data to better serve our clients and associates Recently Completed Powerful new personal and business online banking and mobile apps with Remote Deposit Personal financial management integration Same-day ACH Intuitive and customizable customer Online Banking training Zelle® person-to-person payments Digital solutions for online, contactless, and mobility payments and notification alerts Intelligent asset management tools for marketing distribution and business intelligence usage Enhanced Debit Card management and client controls Secure file transfer platform for payments Ongoing Technology Solutions Online banking enhanced reporting and third party Fin Tech integrations Third-party accounting platform integrations Integrated Receivables and Payables Advanced merchant payment technology, integration, and intuitive client decision portal Robotic Process Automation End-to-end Treasury Management digital onboarding and sales production solutions Enhanced Data Management program driving sales opportunities and efficiencies with customer 360 reporting Commercial loan workflow Digital transformation 2.0

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com